UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

March 22, 2024

Date of Report (date of earliest event reported):

QT Imaging Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40839	86-1728920
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

3 Hamilton Landing, Suite 160

Novato, CA 94949

(Address of principal executive offices, including zip code)

(650) 276-7040

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	QTI	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

This Amendment No. 1 to Current Report on Form 8-K/A (“Amendment No. 1”) amends the Current Report on Form 8-K of QT Imaging Holdings, Inc. (the “Company”), filed on March 8, 2024 (the “Original Report”), in which the Company reported, among other events, the completion of the Business Combination (as defined in the Original Report).

This Amendment No. 1 is being filed to include (a) the audited consolidated financial statements of QT Imaging (as defined in the Original Report) as of December 31, 2023 and for the fiscal years ended December 31, 2023 and 2022 and notes thereto, (b) Management’s Discussion and Analysis of Financial Condition and Results of Operations of QT Imaging for the fiscal years ended December 31, 2023 and 2022, and (c) the unaudited pro forma combined financial information for the Company as of and for year ended December 31, 2023.

This Amendment No. 1 does not amend any other item of the Original Report or purport to provide an update or a discussion of any developments at the Company or its subsidiary, QT Imaging, subsequent to the filing date of the Original Report. The information previously reported in or filed with the Original Report is hereby incorporated by reference into this Amendment No. 1.

Item 9.01	Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

The audited consolidated financial statements of QT Imaging as of December 31, 2023 and for the fiscal year ended December 31, 2023 and 2022 and notes thereto are attached as Exhibit 99.1 and are incorporated herein by reference. Also included as Exhibit 99.2 and incorporated herein by reference is Management’s Discussion and Analysis of Financial Condition and Results of Operations of QT Imaging for the fiscal years ended December 31, 2023 and 2022.

(b) Pro Forma Financial Information.

The unaudited pro forma combined financial statements of the Company as of and for the year ended December 21, 2023 is set forth in Exhibit 99.3 to this Current Report on Form 8-K and is incorporated herein by reference.

(d) Exhibits.

Exhibit	Description

99.1	Audited consolidated financial statements of QT Imaging as of December 31, 2023 and for the fiscal years ended December 31, 2023 and 2022.

99.2	Management’s Discussion and Analysis of Financial Condition and Results of Operations of QT Imaging for the fiscal years ended December 31, 2023 and 2022.

99.3	Unaudited Pro Forma Combined Financial Information of the Company as of December 31, 2023 and for the year then ended.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QT Imaging Holdings, Inc.

Dated: March 22, 2024

	By:	/s/ Anastas Budagov
Chief Financial Officer